UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-23c-3

Notification of Repurchase Offer

Pursuant to Rule 23c-3 [17 CFR 270.23c-3]

1. Investment Company Act File Number: 811-22933

Date of Notification: December 28, 2018

2. Exact name of Investment Company as specified in registration statement:

Griffin Institutional Access Real Estate Fund

3. Address of principal executive office: (number, street, city, state, zip code)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

4. Check one of the following:

A.	[X] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3.

B.	[ ] The notification pertains to a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

C.	[ ] The notification pertains to a periodic repurchase offer under paragraph (b) of Rule 23c-3 and a discretionary repurchase offer under paragraph (c) of Rule 23c-3.

By:	/s/ Randy Anderson
Randy Anderson
Secretary

GRIFFIN INSTITUTIONAL ACCESS® REAL ESTATE FUND	WINTER 2018

Investor Update

Class A Shares (NASDAQ: GIREX)
Inception Through 11/30/181

Performance2

Cumulative Return	35.95%
Annualized Return	7.20%

Positive Returns2

17 OUT OF 17 QUARTERS

STANDARD DEVIATION	2.10[2]

The Fund’s Standard Deviation (a measure of volatility/risk) was 2.10— almost five times less than the S&P 500 over the same period. 2, 4

Sharpe Ratio	3.09[2]
Alpha	5.53[2,3]
Beta	0.08[2]

PRIVATE FUND DIVERSIFICATION5

(as of 10/1/18)

Approximately $166B Gross

Asset Value

2,412 investments diversified by

sector, geography, and manager

December 28, 2018

Dear Fellow Shareholders:

We are pleased to present the Griffin Institutional Access® Real Estate Fund (the “Fund”) Winter 2018 shareholder update. We greatly appreciate the support of our shareholders and broker-dealer partners, and we will remain true to our stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception through November 30, 2018, the Fund’s load waived Class A shares have generated a(n):

●	Total cumulative return of 35.95% and a 7.20% annualized return [2]
●	Sharpe Ratio of 3.09 [2]
●	Standard deviation of 2.10, which is less than that of the Bloomberg Barclays U.S. Aggregate Bond Index (2.73)[2]
●	Alpha of 5.53 [2,3]
●	Beta of 0.08 [2,3]

Randy I. Anderson,
Ph.D.,CRE

Portfolio Manager

Griffin Institutional

Access Real Estate Fund

The U.S. economy continued to exhibit strength through the third quarter, with U.S. gross domestic product (GDP) growing by 3.5%.6 We believe this above-trend growth was primarily driven by fiscal stimulus, namely tax reform. Additionally, labor markets remained robust, with the overall unemployment rate hovering near a 50- year low of 3.7% as of October 2018.6 However, despite a solid

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

2	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | WINTER 2018

FUND PERFORMANCE SINCE INCEPTION (6/30/14 TO 11/30/18)2

Performance Metrics	Cumulative Return	Annualized Return	Std Dev	Sharpe Ratio	Alpha	Beta
Griffin Institutional Access Real Estate Fund	35.95%	7.20%	2.10%	3.09	5.53	0.08
Bloomberg Barclays U.S. Aggregate Bond Index	7.01%	1.55%	2.73%	0.30	0.85	0.00
S&P 500	54.24%	10.31%	10.26%	0.93	0.00	1.00

Risk & Return

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	3
INVESTOR UPDATE | WINTER 2018

macro-economic backdrop, the relatively calm investing environment we observed in 2017 has been replaced by higher levels of volatility within the broad markets. Some economists blame this volatility on a hawkish tone from the Fed, trade wars, and other significant geopolitical risks. While we find truth in these statements, we believe that high equity valuations combined with moderating global growth—and even domestic growth expectations—are largely responsible for volatility in the equity markets. Recent earnings results seem to support this theory. Throughout 2018, companies with earnings and sales beats experienced large sell-offs related to tepid forward guidance that did not support the in-place multiples.6 As such, we believe diversification and allocation to defensive strategies will likely serve investors well moving forward.

Griffin Institutional Access Real Estate Fund strategically invests in a portfolio of both public and private income-generating real estate securities, with a focus on core real estate strategies. The underlying assets are institutional, predominantly located in major metropolitan markets, and operated by prominent managers. We continue to believe that core properties located in top real estate markets with well-diversified economies will provide strong underlying income, which we feel will be the key driver of returns over the next several years. In addition, we increased the Fund’s portfolio allocations to private real estate debt securities that offer the potential for strong income and downside protection. As of September 30, 2018, these private debt investments include:

•	Brookfield Senior Mezzanine Real Estate Finance Fund

•	Heitman Core Real Estate Debt Income Trust

•	MetLife Commercial Mortgage Income Fund

•	PGIM Real Estate U.S. Debt Fund

•	Trawler Capital Management Commercial Real Estate Credit Fund

Although we remain overweight to private real estate relative to our long-term target, we increased the Fund’s allocation to publicly traded real estate over the past year, as market volatility during the first quarter of 2018 provided opportunities to invest at substantial discounts to net asset value (NAV). This strategy translated into strong returns for the Fund, as publicly traded real estate investment trusts (REITs) generated a 13.88% return since their low on February 8, 2018 through the end of September.7 Anecdotally, the U.S. 10-year Treasury surpassed the 3% threshold for the first time during this tightening cycle on April 24, 2018. Upon crossing this resistance level on April 24th, REITs generated a 13.11% return through September 30th,7 providing further evidence that interest rates are not the only driver of REIT performance.

Real estate fundamentals were strong throughout the year. Overall occupancy remains roughly 282 basis points (bps) above the 20-year historical average,8 driven by demand from a steadily growing economy and relatively tepid growth in new supply for most core markets. U.S. cap rates look attractive on a relative basis with cross-border transactions increasing 55.5% year over year.9

4	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | WINTER 2018

The industrial sector has been the best performing real estate sector, driven primarily by a shortage of distribution facilities that are well located near high population areas to serve the growing demand for next-day shipping. In fact, industrial vacancy rates reached an all-time low of 3.06% at the end of the third quarter.8 This figure is 451 bps lower than the 20-year historical average for this sector.8

Additionally, demographic trends continue to support the demand for multifamily properties.6 Evidence of the growing preference to rent can be found within the homeownership rate, which is currently at 64% and near the 50-year low of 63%.6 Further, we believe the homeownership rate may drift lower, as home affordability has become more challenging. These factors have led to favorable fundamentals in most of our target markets, where new supply continues to be met with high demand. Additionally, as we begin to see increased levels of inflation, rents in multifamily properties can be adjusted more frequently relative to other asset types, thereby offering investors the potential for a steady, inflation-adjusted return.

We are proud of the Fund’s performance and will continue to focus on durable income generation from core assets located in top real estate markets. As we look ahead into 2019, we believe that diversification, prudent portfolio construction and risk-management will be critical in navigating through an environment with increased levels of volatility. Together with our experienced subadvisers, we will continue to work to create value for our shareholders.

On behalf of the entire Griffin Capital Team, we thank you for your continued support.

Sincerely,

Randy I. Anderson, Ph.D., CRE

Portfolio Manager

Griffin Institutional Access Real Estate Fund

Griffin Institutional Access Real Estate Fund’s (the “Fund”) investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

The Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	5
INVESTOR UPDATE | WINTER 2018

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

FTSE NAREIT U.S. Equity REIT Index: Designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the U.S. economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The FTSE NAREIT Equity REITs index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs.

Leverage: The use of various financial instruments, including credit lines and options, to attempt to enhance returns without increasing investment.

NASDAQ: An electronic stock market listing over 5,000 companies. The NASDAQ stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the NASDAQ Smallcap Market that trades emerging growth companies.

National Council of Real Estate Investment Fiduciaries (NCREIF): A member-driven, not-forprofit association that improves private real estate investment industry knowledge by providing transparent and consistent data, performance measurement, analytics, standards and education.

NCREIF Fund Index-Open End Diversified Core Equity (NFI-ODCE): An index of investment returns reporting on both a historical and current basis the results of 36 open-end commingled funds pursuing a core investment strategy, some of which have performance histories dating back to the 1970s. The NFI-ODCE Index is capitalization-weighted and is reported gross of fees. Measurement is time-weighted.

NCREIF Property Index (NPI): A quarterly, unleveraged composite total return for private commercial real estate properties held for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors and held in a fiduciary environment.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

6	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | WINTER 2018

IMPORTANT DISCLOSURES

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expense of Griffin Institutional Access® Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD WAIVED, CLASS A SHARE (GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND). Investors of the load waived class A share do not pay a front-end sales load.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Investors will pay offering expenses and, with regard to those share classes that impose a front-end sales load, a sales load of up to 5.75%. An investor will need to receive a total return at least in excess of these expenses to receive an actual return on the investment.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The inception date of the Fund’s Class A shares was 6/30/2014. As of November 30, 2018, the Fund’s load waived Class A shares returned 7.20% (annualized) since inception and had a one year return of 6.45% (source: Morningstar Direct). The maximum sales charge is 5.75% for Class A shares and 4.25% for Class L shares. Class C shareholders may be subject to a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares redeemed during the first 365 days after their purchase. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Visit www.griffincapital. com for current performance. The total gross expense ratio is 2.30% for Class A, 3.05% for Class C, 2.04% for Class I, 2.46% for Class L, and 2.73% for Class M. The Fund has contractually agreed to waive its fees to the extent that they exceed 1.91% for Class A, 2.66% for Class C, 1.66% for Class I, 2.16% for Class L, and 2.41% for Class M until February 1, 2019. Without the waiver, the expenses would have been higher. The Fund’s return does not reflect the deduction of all fees and if the Fund return reflected the deduction of such fees, the performance would be lower.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any sub-adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	7
INVESTOR UPDATE | WINTER 2018

The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist of a return of capital. Please refer to the Fund’s most recent Section 19(a) notice, available at www. griffincapital.com, for additional information regarding the composition of distributions. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.

The Fund is advised by Griffin Capital Advisor, LLC (“GCA”), GCA is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund’s private real estate funds allocation is sub-advised by Aon Hewitt Investment Consulting (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management, LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the Advisers Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

The investment funds and managers listed herein are the top ten holdings of the Griffin Institutional Access Real Estate Fund as of 10/1/18: Morgan Stanley Prime Property Fund 9.67%; Clarion Lion Properties Fund 9.42%; Prudential PRISA 8.16%; Heitman Core Real Estate Debt Income Trust 4.71%; CBRE US Core Partners 4.06%; Clarion Lion Industrial Trust 3.78%; Oaktree Real Estate Income Fund 3.66%; Hancock U.S. Real Estate Fund 3.47%; Stockbridge Smart Markets Fund 2.83%; USAA US Government Building Fund 2.78%. Neither Griffin Institutional Access Real Estate Fund, Griffin Capital nor ALPS Distributors, Inc. is affiliated with any investment fund or manager listed herein. Holdings are subject to change without notice.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

E N D N O T E S

1.	Fund inception date is 6/30/14.

2.	Data source: Morningstar Direct for the period of 6/30/14 - 11/30/18. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Past performance is not a guarantee of future results. A glossary of terms can be found on page 5.

3.	Benchmark S&P 500.

4.	Since the Fund’s inception on 6/30/14, the Fund has a standard deviation of 2.10; the S&P 500 recorded a standard deviation of 10.26 over that period.

5.	Data source: Aon Hewitt Investment Consulting. Fund size based on Gross Asset Value (GAV). Fund holdings as of 10/1/18. Fund holdings are subject to change.

6.	Source: Bloomberg.

7.	Source: FTSE NAREIT Equity REITs Total Return Index.

8.	Source: NCREIF NPI Trends Report, as of 9/30/18. One basis point is equal to 1/100th of 1%, or 0.01%.

9.	Clarion Partners Research.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE
DISREGARD THIS NOTICE**

December 28, 2018

Dear Griffin Institutional Access Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Real Estate Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on December 28, 2018 and end on February 6, 2019. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds.

If you wish to tender shares, your financial professional will provide you with specific instructions. If you are unable to contact your financial professional or own shares directly and wish to tender shares you can alternatively complete the attached Repurchase Request Form.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Wednesday, February 6, 2019, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Real Estate Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

REPURCHASE OFFER

1.        The Offer. Griffin Institutional Access Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund's current effective prospectus and statement of additional information.

2.        Net Asset Value. The Fund’s NAV on December 21, 2018, of the Class A shares (GIREX) was $26.55 per share, of the Class C shares (GCREX) was $25.91 per share, of the Class I shares (GRIFX) was $26.78 per share, of the Class L shares (GLREX) was $26.47 per share and of the Class M shares (GMREX) was $26.28 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price or by visiting http://www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3.        Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on February 6, 2019.

4.        Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on February 6, 2019 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5.        Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6.       Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is your obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

7.        Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on February 6, 2019.

8.        Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

•	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

•	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

•	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund's NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

•	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9.        Tax Consequences. You should review the tax information in the Fund's prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10.      Contingent Deferred Sales Charges Class C Shares. Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11.       No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12.       Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund's counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund's interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Investment Adviser, the Sub-Advisers, the Transfer Agent, the Fund's Distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Investment Adviser, the Sub-Advisers, nor the Fund's Distributor, is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund's current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial consultant.

REPURCHASE REQUEST FORM

MUST BE RECEIVED BY 4:00 P.M., EASTERN TIME, WEDNESDAY,

February 6, 2019

Regular Mail: Griffin Institutional Access Real Estate Fund c/o DST Systems, Inc. PO Box 219133 Kansas City, MO 64121-9133	Overnight Mail: Griffin Institutional Access Real Estate Fund c/o DST Systems, Inc. 430 W 7th Street Kansas City, MO 64105-1407

Please accept this tender of shares as designated below for repurchase at a price equal to their net asset value on the Repurchase Pricing Date.

I understand that this quarterly repurchase offer is limited to five percent (5%) of the outstanding shares of the Griffin Institutional Access Real Estate Fund (the “Fund”) and, that, if the offer is oversubscribed, the Fund may not purchase the full amount of the shares that I am requesting, in which case the Fund will repurchase shares on a pro rata basis.

For Class C Shareholders Only: I understand that tendering Class C Shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund's distributor out of the repurchase proceeds.

Name(s) of Registered Shareholders:

Account Number:

Daytime Telephone Number:

Shares Tendered (check only ONE option and fill in number or dollar amount as appropriate):

Class of Shares to be tendered:

Class A Shares (GIREX): ____ Class C Shares (GCREX): ____ Class I Shares (GRIFX): ____

Class L Shares (GLREX): ____ Class M Shares (GMREX): _____

(if tendering more than one share class, please submit a separate form for each share class)

Full Tender:	Please tender all shares in my account.
Partial Tender:	Please tender ______ shares from my account.
Dollar Amount:	Please tender enough shares to net $ ______.

PLEASE NOTE:

1.	A TENDER REQUEST THAT DOES NOT SPECIFY A FULL TENDER, A NUMBER OF SHARES TENDERED OR A DOLLAR AMOUNT TENDERED WILL BE REJECTED.

2.	Alterations to this form are prohibited and the request will be rejected.

3.	To prevent backup withholding please ensure that a completed and signed application form or a Form W-9 (or Form W-8 for Non-U.S. shareholders) has been previously submitted.

Payment and Delivery Instructions:

Unless alternative instructions are given below, the check will be issued to the name(s) of the registered shareholder(s) and mailed to the address of record.

Alternative mailing instructions:

Signature Guarantee:

ALL signatures MUST be guaranteed by an employee of a member firm of a regional or national securities exchange or of the Financial Industry Regulatory Authority, Inc., by an employee of a commercial bank or trust company having an office, branch or agency in the United States or any other "eligible guarantor institution" as that term is defined in Rule 17Ad-15(a)(2) of the Securities Exchange Act of 1934, as amended.

Signature Guaranteed By:

Medallion Signature Guarantee may be required if (i) repurchase offers are greater than or equal to $100,000; (ii) proceeds of the repurchase are to be made payable via check to someone other than the registered account’s owner(s); or (iii) proceeds are to be made payable as the account is registered but mailed to an address other than the address of record on the account. Please contact the Fund at 1-888-926-2688 to determine if a Medallion Signature Guarantee is necessary for your repurchase.

Account Owner Signature:
Date:
Joint Account Owner
Signature (if applicable):
Date:

GRIFFIN INSTITUTIONAL ACCESS® REAL ESTATE FUND	WINTER 2018

Investor Update

Class A Shares (NASDAQ: GIREX)
Inception Through 11/30/181

Performance2

Cumulative Return	35.95%
Annualized Return	7.20%

Positive Returns2

17 OUT OF 17 QUARTERS

STANDARD DEVIATION	2.10[2]

The Fund’s Standard Deviation (a measure of volatility/risk) was 2.10— almost five times less than the S&P 500 over the same period. 2, 4

Sharpe Ratio	3.09[2]
Alpha	5.53[2,3]
Beta	0.08[2]

PRIVATE FUND DIVERSIFICATION5

(as of 10/1/18)

Approximately $166B Gross

Asset Value

2,412 investments diversified by

sector, geography, and manager

December 28, 2018

Dear Fellow Shareholders:

We are pleased to present the Griffin Institutional Access® Real Estate Fund (the “Fund”) Winter 2018 shareholder update. We greatly appreciate the support of our shareholders and broker-dealer partners, and we will remain true to our stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception through November 30, 2018, the Fund’s load waived Class A shares have generated a(n):

●	Total cumulative return of 35.95% and a 7.20% annualized return [2]
●	Sharpe Ratio of 3.09 [2]
●	Standard deviation of 2.10, which is less than that of the Bloomberg Barclays U.S. Aggregate Bond Index (2.73)[2]
●	Alpha of 5.53 [2,3]
●	Beta of 0.08 [2,3]

Randy I. Anderson,
Ph.D.,CRE

Portfolio Manager

Griffin Institutional

Access Real Estate Fund

The U.S. economy continued to exhibit strength through the third quarter, with U.S. gross domestic product (GDP) growing by 3.5%.6 We believe this above-trend growth was primarily driven by fiscal stimulus, namely tax reform. Additionally, labor markets remained robust, with the overall unemployment rate hovering near a 50- year low of 3.7% as of October 2018.6 However, despite a solid

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

2	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | WINTER 2018

FUND PERFORMANCE SINCE INCEPTION (6/30/14 TO 11/30/18)2

Performance Metrics	Cumulative Return	Annualized Return	Std Dev	Sharpe Ratio	Alpha	Beta
Griffin Institutional Access Real Estate Fund	35.95%	7.20%	2.10%	3.09	5.53	0.08
Bloomberg Barclays U.S. Aggregate Bond Index	7.01%	1.55%	2.73%	0.30	0.85	0.00
S&P 500	54.24%	10.31%	10.26%	0.93	0.00	1.00

Risk & Return

Past performance is no guarantee of future results. All metrics are based on load waived Class A shares and does not reflect a maximum sales charge of 5.75% for Class A shares. If the data reflected the deduction of such fees, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	3
INVESTOR UPDATE | WINTER 2018

macro-economic backdrop, the relatively calm investing environment we observed in 2017 has been replaced by higher levels of volatility within the broad markets. Some economists blame this volatility on a hawkish tone from the Fed, trade wars, and other significant geopolitical risks. While we find truth in these statements, we believe that high equity valuations combined with moderating global growth—and even domestic growth expectations—are largely responsible for volatility in the equity markets. Recent earnings results seem to support this theory. Throughout 2018, companies with earnings and sales beats experienced large sell-offs related to tepid forward guidance that did not support the in-place multiples.6 As such, we believe diversification and allocation to defensive strategies will likely serve investors well moving forward.

Griffin Institutional Access Real Estate Fund strategically invests in a portfolio of both public and private income-generating real estate securities, with a focus on core real estate strategies. The underlying assets are institutional, predominantly located in major metropolitan markets, and operated by prominent managers. We continue to believe that core properties located in top real estate markets with well-diversified economies will provide strong underlying income, which we feel will be the key driver of returns over the next several years. In addition, we increased the Fund’s portfolio allocations to private real estate debt securities that offer the potential for strong income and downside protection. As of September 30, 2018, these private debt investments include:

•	Brookfield Senior Mezzanine Real Estate Finance Fund

•	Heitman Core Real Estate Debt Income Trust

•	MetLife Commercial Mortgage Income Fund

•	PGIM Real Estate U.S. Debt Fund

•	Trawler Capital Management Commercial Real Estate Credit Fund

Although we remain overweight to private real estate relative to our long-term target, we increased the Fund’s allocation to publicly traded real estate over the past year, as market volatility during the first quarter of 2018 provided opportunities to invest at substantial discounts to net asset value (NAV). This strategy translated into strong returns for the Fund, as publicly traded real estate investment trusts (REITs) generated a 13.88% return since their low on February 8, 2018 through the end of September.7 Anecdotally, the U.S. 10-year Treasury surpassed the 3% threshold for the first time during this tightening cycle on April 24, 2018. Upon crossing this resistance level on April 24th, REITs generated a 13.11% return through September 30th,7 providing further evidence that interest rates are not the only driver of REIT performance.

Real estate fundamentals were strong throughout the year. Overall occupancy remains roughly 282 basis points (bps) above the 20-year historical average,8 driven by demand from a steadily growing economy and relatively tepid growth in new supply for most core markets. U.S. cap rates look attractive on a relative basis with cross-border transactions increasing 55.5% year over year.9

4	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | WINTER 2018

The industrial sector has been the best performing real estate sector, driven primarily by a shortage of distribution facilities that are well located near high population areas to serve the growing demand for next-day shipping. In fact, industrial vacancy rates reached an all-time low of 3.06% at the end of the third quarter.8 This figure is 451 bps lower than the 20-year historical average for this sector.8

Additionally, demographic trends continue to support the demand for multifamily properties.6 Evidence of the growing preference to rent can be found within the homeownership rate, which is currently at 64% and near the 50-year low of 63%.6 Further, we believe the homeownership rate may drift lower, as home affordability has become more challenging. These factors have led to favorable fundamentals in most of our target markets, where new supply continues to be met with high demand. Additionally, as we begin to see increased levels of inflation, rents in multifamily properties can be adjusted more frequently relative to other asset types, thereby offering investors the potential for a steady, inflation-adjusted return.

We are proud of the Fund’s performance and will continue to focus on durable income generation from core assets located in top real estate markets. As we look ahead into 2019, we believe that diversification, prudent portfolio construction and risk-management will be critical in navigating through an environment with increased levels of volatility. Together with our experienced subadvisers, we will continue to work to create value for our shareholders.

On behalf of the entire Griffin Capital Team, we thank you for your continued support.

Sincerely,

Randy I. Anderson, Ph.D., CRE

Portfolio Manager

Griffin Institutional Access Real Estate Fund

Griffin Institutional Access Real Estate Fund’s (the “Fund”) investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets.

The Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	5
INVESTOR UPDATE | WINTER 2018

GLOSSARY

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

FTSE NAREIT U.S. Equity REIT Index: Designed to present investors with a comprehensive family of REIT performance indexes that spans the commercial real estate space across the U.S. economy. The index series provides investors with exposure to all investment and property sectors. In addition, the more narrowly focused property sector and sub-sector indexes provide the facility to concentrate commercial real estate exposure in more selected markets. The FTSE NAREIT Equity REITs index contains all Equity REITs not designated as Timber REITs or Infrastructure REITs.

Leverage: The use of various financial instruments, including credit lines and options, to attempt to enhance returns without increasing investment.

NASDAQ: An electronic stock market listing over 5,000 companies. The NASDAQ stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the NASDAQ Smallcap Market that trades emerging growth companies.

National Council of Real Estate Investment Fiduciaries (NCREIF): A member-driven, not-forprofit association that improves private real estate investment industry knowledge by providing transparent and consistent data, performance measurement, analytics, standards and education.

NCREIF Fund Index-Open End Diversified Core Equity (NFI-ODCE): An index of investment returns reporting on both a historical and current basis the results of 36 open-end commingled funds pursuing a core investment strategy, some of which have performance histories dating back to the 1970s. The NFI-ODCE Index is capitalization-weighted and is reported gross of fees. Measurement is time-weighted.

NCREIF Property Index (NPI): A quarterly, unleveraged composite total return for private commercial real estate properties held for investment purposes only. All properties in the NPI have been acquired, at least in part, on behalf of tax-exempt institutional investors and held in a fiduciary environment.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

6	GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND
INVESTOR UPDATE | WINTER 2018

IMPORTANT DISCLOSURES

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expense of Griffin Institutional Access® Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by contacting your financial advisor or visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD WAIVED, CLASS A SHARE (GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND). Investors of the load waived class A share do not pay a front-end sales load.

You cannot invest directly in an index. Index performance does not represent actual Fund or portfolio performance. A fund or portfolio may differ significantly from the securities included in the index. Index performance assumes reinvestment of dividends but does not reflect any management fees, transaction costs or other expenses that would be incurred by a fund or portfolio, or brokerage commissions on transactions in fund shares. Such fees, expenses, and commissions could reduce returns.

Past performance is not a guarantee of future results. Investing in the Fund involves risks, including the risk that you may receive little or no return on your investment or that you may lose part or all of your investment. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. Investors will pay offering expenses and, with regard to those share classes that impose a front-end sales load, a sales load of up to 5.75%. An investor will need to receive a total return at least in excess of these expenses to receive an actual return on the investment.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions.

The inception date of the Fund’s Class A shares was 6/30/2014. As of November 30, 2018, the Fund’s load waived Class A shares returned 7.20% (annualized) since inception and had a one year return of 6.45% (source: Morningstar Direct). The maximum sales charge is 5.75% for Class A shares and 4.25% for Class L shares. Class C shareholders may be subject to a contingent deferred sales charge equal to 1.00% of the original purchase price of Class C shares redeemed during the first 365 days after their purchase. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Performance data quoted represents past performance. Past performance is no guarantee of future results and investment returns and principal value of the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Visit www.griffincapital. com for current performance. The total gross expense ratio is 2.30% for Class A, 3.05% for Class C, 2.04% for Class I, 2.46% for Class L, and 2.73% for Class M. The Fund has contractually agreed to waive its fees to the extent that they exceed 1.91% for Class A, 2.66% for Class C, 1.66% for Class I, 2.16% for Class L, and 2.41% for Class M until February 1, 2019. Without the waiver, the expenses would have been higher. The Fund’s return does not reflect the deduction of all fees and if the Fund return reflected the deduction of such fees, the performance would be lower.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The Fund is “non-diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any sub-adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND	7
INVESTOR UPDATE | WINTER 2018

The Fund’s distribution policy is to make quarterly distributions to shareholders. All or a portion of a distribution may consist of a return of capital. Please refer to the Fund’s most recent Section 19(a) notice, available at www. griffincapital.com, for additional information regarding the composition of distributions. Shareholders should not assume that the source of a distribution from the Fund is net profit. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.

The Fund is advised by Griffin Capital Advisor, LLC (“GCA”), GCA is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund’s private real estate funds allocation is sub-advised by Aon Hewitt Investment Consulting (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management, LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the Advisers Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

The investment funds and managers listed herein are the top ten holdings of the Griffin Institutional Access Real Estate Fund as of 10/1/18: Morgan Stanley Prime Property Fund 9.67%; Clarion Lion Properties Fund 9.42%; Prudential PRISA 8.16%; Heitman Core Real Estate Debt Income Trust 4.71%; CBRE US Core Partners 4.06%; Clarion Lion Industrial Trust 3.78%; Oaktree Real Estate Income Fund 3.66%; Hancock U.S. Real Estate Fund 3.47%; Stockbridge Smart Markets Fund 2.83%; USAA US Government Building Fund 2.78%. Neither Griffin Institutional Access Real Estate Fund, Griffin Capital nor ALPS Distributors, Inc. is affiliated with any investment fund or manager listed herein. Holdings are subject to change without notice.

This investor update may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the Securities and Exchange Commission.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

E N D N O T E S

1.	Fund inception date is 6/30/14.

2.	Data source: Morningstar Direct for the period of 6/30/14 - 11/30/18. Performance reflects the reinvestment of dividends and distributions. Due to financial statement adjustments, returns may differ. Past performance is not a guarantee of future results. A glossary of terms can be found on page 5.

3.	Benchmark S&P 500.

4.	Since the Fund’s inception on 6/30/14, the Fund has a standard deviation of 2.10; the S&P 500 recorded a standard deviation of 10.26 over that period.

5.	Data source: Aon Hewitt Investment Consulting. Fund size based on Gross Asset Value (GAV). Fund holdings as of 10/1/18. Fund holdings are subject to change.

6.	Source: Bloomberg.

7.	Source: FTSE NAREIT Equity REITs Total Return Index.

8.	Source: NCREIF NPI Trends Report, as of 9/30/18. One basis point is equal to 1/100th of 1%, or 0.01%.

9.	Clarion Partners Research.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

NOTICE OF QUARTERLY REPURCHASE OFFER

If you own shares through a broker and wish to sell your shares, contact your broker or financial professional.

**IF YOU DO NOT WISH TO SELL YOUR SHARES AT THIS TIME, PLEASE DISREGARD THIS NOTICE**

December 28, 2018

Dear Griffin Institutional Access Real Estate Fund Shareholder,

Thank you for your investment. The purpose of this Notice is to announce the quarterly repurchase offer for the Griffin Institutional Access Real Estate Fund (the “Fund”). Quarterly repurchase offers provide shareholders with access to their assets and a degree of liquidity. You will receive a notice similar to this once per quarter. The Fund will offer to repurchase shares only during each regularly scheduled quarterly repurchase offer period.

The repurchase offer period will begin on December 28, 2018 and end on February 6, 2019. If you own shares through a Broker/Dealer or Adviser, please contact your financial professional.

Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds. If you wish to tender shares, your financial professional will provide you with specific instructions.

All Repurchase Requests must be completed in proper form and received by the Fund’s Transfer Agent by 4:00 p.m., Eastern Time, on Wednesday, February 6, 2019, to be effective.

For details of the offer, please refer to the attached Repurchase Offer document or you may call us at 1-888-926-2688.

Sincerely,

Griffin Institutional Access Real Estate Fund

The Repurchase Request Deadline will be strictly observed. If you fail to submit your repurchase request in proper form to the Transfer Agent prior to the Repurchase Request Deadline, the Fund will not repurchase your shares or a portion thereof until a subsequent quarterly repurchase offer, at which time you must submit a new repurchase request for that offer. Shares would be subject to NAV fluctuation during that time.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

REPURCHASE OFFER

1.       The Offer. Griffin Institutional Access Real Estate Fund (the “Fund”) is offering to repurchase, for cash, up to five percent (5%) of its issued and outstanding shares (Class A, Class C, Class I, Class L and Class M shares) at a price equal to the net asset value (“NAV”) as of the close of regular business hours on the New York Stock Exchange on the Repurchase Pricing Date (defined below). The purpose of this offer is to provide a level of liquidity to shareholders since no secondary market exists for these shares. This offer is not conditioned on the tender of any minimum number of shares. This offer is made subject to the terms and conditions made in this Repurchase Offer and the Fund’s current effective prospectus and statement of additional information.

2.       Net Asset Value. The Fund’s NAV on December 21, 2018, of the Class A shares (GIREX) was $26.55 per share, of the Class C shares (GCREX) was $25.91 per share, of the Class I shares (GRIFX) was $26.78 per share, of the Class L shares (GLREX) was $26.47 per share and of the Class M shares (GMREX) was $26.28 per share. The NAV at which the Fund will repurchase shares will not be calculated until the Repurchase Pricing Date (defined below). The Fund’s NAV can fluctuate. Therefore, the NAV on the Repurchase Pricing Date may be higher or lower than the NAV stated above or the date on which you return your Repurchase Request Form. The current NAV may be obtained by calling 1-888-926-2688 and asking for the most recent price or by visiting http://www.griffincapital.com. The shares of the Fund are not traded on any organized market or securities exchange.

3.       Repurchase Request Deadline. All Repurchase Requests must be received in proper form by 4:00 p.m., Eastern Time, on February 6, 2019.

4.       Repurchase Pricing Date. The NAV used to calculate the repurchase price will be determined on February 6, 2019 (the “Repurchase Pricing Date”). This may be higher or lower than the NAV on the date on which you return your Repurchase Request Form.

5.       Payment for Shares Repurchased. The Fund will pay repurchase proceeds within seven (7) calendar days from the Repurchase Pricing Date. The Fund will not charge a repurchase fee.

6.      Increase in Number of Shares Repurchased. If shareholders tender for repurchase more than five percent (5%) of the Fund’s outstanding shares (“Repurchase Offer Amount”), the Fund may, but is not required to, repurchase an additional amount of shares not to exceed two percent (2%) of the outstanding shares of the Fund on the Repurchase Request Deadline. If the Fund determines not to repurchase more than the Repurchase Offer Amount, or if shareholders tender shares in an amount exceeding the Repurchase Offer Amount plus 2% of the outstanding shares on the Repurchase Request Deadline, the Fund will repurchase the shares on a pro rata basis. However, the Fund may accept all shares tendered for repurchase by shareholders who own less than one hundred (100) shares and who tender all of their shares, before prorating other amounts tendered. In addition, the Fund will accept the total number of shares tendered in connection with required minimum distributions from an IRA or other qualified retirement plan. It is your obligation to both notify and provide the Fund supporting documentation of a required minimum distribution from an IRA or other qualified retirement plan.

7.       Withdrawal or Modification. Tenders of shares may be withdrawn or modified at any time prior to 4:00 p.m., Eastern Time, on February 6, 2019.

8.       Suspension or Postponement of Repurchase Offer. The Fund may suspend or postpone this Repurchase Offer only by a vote of a majority of the members of the Board of Trustees, including a majority of the independent Trustees, and only in the following limited circumstances:

●	If the repurchase of shares would cause the Fund to lose its status as a regulated investment company under Subchapter M of the Internal Revenue Code;

●	For any period during which the New York Stock Exchange or any other market in which the securities owned by the Fund are principally traded is closed, other than customary weekend and holiday closings, or during which such trading is restricted;

●	For any period during which an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities it owns or to determine the Fund’s NAV of each of the Fund’s Class A, Class C, Class I, Class L and Class M shares; and

●	For any other periods that the U.S. Securities and Exchange Commission may permit by order for the protection of shareholders.

9.       Tax Consequences. You should review the tax information in the Fund’s prospectus and statement of additional information and consult with your tax adviser regarding any specific consequences, including potential state and local tax consequences, of participating in the repurchase. Generally, any tender of shares to the Fund would be treated as a taxable event and any gain or loss would be treated as a capital gain or loss, either short or long term, depending on the length of time the shares have been held by you.

10.     Contingent Deferred Sales Charges on Class C Shares. Class A, Class I, Class L and Class M shareholders are not subject to a contingent deferred sales charge. Class C shareholders who tender for repurchase of such shareholder’s Class C shares that have been held less than 365 days after purchase, as of the time of repurchase, will be subject to a contingent deferred sales charge of 1.00% of the original purchase price which is payable to the Fund’s distributor out of the repurchase proceeds. The Fund or its designee may waive the imposition of the contingent deferred sales charge in the following shareholder situations: (1) shareholder death or (2) shareholder disability. Any such waiver does not imply that the contingent deferred sales charge will be waived at any time in the future or that such contingent deferred sales charge will be waived for any other shareholder.

11.     No Redemption Fee. No redemption fees will apply if you sell your shares pursuant to the Fund’s quarterly repurchase program. As stated above, a contingent deferred sales charge may apply to Class C shares tendered for repurchase.

12.     Documents in Proper Form. All questions as to validity, form, eligibility (including time and receipt) and acceptance of tenders of shares will be determined by the Fund in its sole discretion. The determination by the Fund shall be final and binding. The Fund reserves the absolute right to reject any or all tenders of shares (even if such tenders are determined to be in good and proper form) and to refuse to accept for payment, purchase, or to pay for any shares if, in the opinion of Fund’s counsel, accepting, purchasing or paying for such shares would be unlawful. The Fund also reserves the absolute right to waive any of the conditions of this offer or any defect in any tender of shares, whether generally or with respect to any particular shares or shareholders. The Fund’s interpretations of the terms and conditions of this offer shall be final and binding. Unless waived, any defects or irregularities in connection with tenders of shares must be corrected within such times as the Fund shall, in its absolute discretion, decide. Tenders of shares will not be deemed to have been made until any defects or irregularities have been corrected or waived.

None of the Fund, the Investment Adviser, the Sub-Advisers, the Transfer Agent, the Fund’s Distributor, nor any other person or entity is or will be obligated to give notice of any defects or irregularities in tenders, nor shall any of them incur any liability for failure to give any such notice.

None of the Fund, the Investment Adviser, the Sub-Advisers, nor the Fund’s Distributor, is or will be obligated to ensure that your financial consultant, or any broker-dealer or any other third party through which your shares may be held or registered, submits to you this Repurchase Offer or submits your tender of shares to the Fund on your behalf.

Neither the Fund nor its Board of Trustees makes any recommendation to any shareholder as to whether to tender or refrain from tendering shares. Each shareholder must make an independent decision as to whether or not to tender shares and, if so, how many shares to tender.

No person has been authorized to make any recommendation on behalf of the Fund as to whether shareholders should tender shares pursuant to this offer. No person has been authorized to give any information or to make any representations in connection with this offer other than those contained herein or contained in the Fund’s current effective prospectus or statement of additional information. If given or made, such recommendation and such information and representation may not be relied upon as having been authorized by the Fund.

For additional information about this Repurchase Offer, contact your financial consultant.